UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 26, 2013

ENTROPIC COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33844	33-0947630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6290 Sequence Drive
San Diego, CA 92121
(Address of principal executive offices and zip code)
Registrant's telephone number, including area code: (858) 768-3600
______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry Into a Material Definitive Agreement.

On September 26, 2013, the Board of Directors (the “Board”) of Entropic Communications, Inc., a Delaware corporation (the “Company”), approved a new form of indemnity agreement for directors and executive officers to replace the Company's existing form of indemnity agreement for such individuals. The new form of indemnity agreement incorporates updates consistent with the changes set forth in the Restated Bylaws (as defined below) related to the indemnification of the Company's directors and executive officers. The Company intends to enter into the new form of indemnity agreement with current and future directors and executive officers.

The foregoing summary of the new form of indemnity agreement is subject to, and qualified in its entirety by reference to the new form of indemnity agreement, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws.

On September 26, 2013, the Board adopted Amended and Restated Bylaws of the Company (the “Restated Bylaws”) to supersede and replace the Company's existing Amended and Restated Bylaws (the “Previous Bylaws”), effective immediately. The Restated Bylaws modify the Previous Bylaws by, among other things, (i) adding a provision prohibiting directors or director candidates from entering into any agreement, arrangement or understanding with any person or entity other than the Company providing for (or receiving or becoming the direct or indirect beneficiary of) any compensation, payment or other benefit from any person or entity other than the Company, in each case in connection with nomination, candidacy and/or service as a director of the Company, subject to certain limited exceptions (any such agreement, arrangement, understanding, compensation, payment or benefit, a “Third-Party Compensation Arrangement”), (ii) specifying that the Company shall not be required to indemnify or advance expenses to any director in connection with a proceeding (or part thereof) initiated by the Company, or any counterclaim brought by the Company, against such director related to a Third-Party Compensation Arrangement of such director, and (iii) designating the Court of Chancery of the State of Delaware as the sole and exclusive forum for the adjudication of certain actions involving the Company.

The foregoing summary of the changes to the terms of the Previous Bylaws is subject to, and qualified in its entirety by reference to the Restated Bylaws, which are attached to this Current Report on Form 8-K as Exhibit 3.2 and are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Number	Description

3.2	Amended and Restated Bylaws of the registrant, as amended and restated through September 26, 2013.
99.1	Form of Indemnity Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

ENTROPIC COMMUNICATIONS, INC.

Dated: October 1, 2013	By:	/s/ Lance W. Bridges
Lance W. Bridges, Esq.
Senior Vice President and General Counsel

EXHIBIT INDEX

Number	Description

3.2	Amended and Restated Bylaws of the registrant, as amended and restated through September 26, 2013.
99.1	Form of Indemnity Agreement.

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